MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                          MASSACHUSETTS INVESTORS TRUST
                    MFS(R) AGGRESSIVE GROWTH ALLOCATION FUND
                                MFS(R) BOND FUND
                        MFS(R) CAPITAL OPPORTUNITIES FUND
                            MFS(R) CASH RESERVE FUND
                       MFS(R) CONSERVATIVE ALLOCATION FUND
                             MFS(R) CORE EQUITY FUND
                             MFS(R) CORE GROWTH FUND
                           MFS(R) EMERGING GROWTH FUND
                        MFS(R) EMERGING MARKETS DEBT FUND
                       MFS(R) EMERGING MARKETS EQUITY FUND
                      MFS(R) FLOATING RATE HIGH INCOME FUND
                            MFS(R) GLOBAL EQUITY FUND
                            MFS(R) GLOBAL GROWTH FUND
                         MFS(R) GLOBAL TOTAL RETURN FUND
                     MFS(R) GOVERNMENT LIMITED MATURITY FUND
                       MFS(R) GOVERNMENT MONEY MARKET FUND
                        MFS(R) GOVERNMENT SECURITIES FUND
                          MFS(R) GROWTH ALLOCATION FUND
                        MFS(R) GROWTH OPPORTUNITIES FUND
                             MFS(R) HIGH INCOME FUND
                      MFS(R) HIGH YIELD OPPORTUNITIES FUND
                       MFS(R) INFLATION-ADJUSTED BOND FUND
                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
                    MFS(R) INTERNATIONAL DIVERSIFICATION FUND
                        MFS(R) INTERNATIONAL GROWTH FUND
                     MFS(R) INTERNATIONAL NEW DISCOVERY FUND
                         MFS(R) INTERNATIONAL VALUE FUND
                          MFS(R) LIFETIME(R) 2010 FUND
                          MFS(R) LIFETIME(R) 2020 FUND
                          MFS(R) LIFETIME(R) 2030 FUND
                          MFS(R) LIFETIME(R) 2040 FUND
                    MFS(R) LIFETIME(R) RETIREMENT INCOME FUND
                          MFS(R) LIMITED MATURITY FUND
                           MFS(R) MID CAP GROWTH FUND
                            MFS(R) MID CAP VALUE FUND
                         MFS(R) MODERATE ALLOCATION FUND
                            MFS(R) MONEY MARKET FUND
                           MFS(R) MUNICIPAL BOND FUND
                        MFS(R) MUNICIPAL HIGH INCOME FUND
                          MFS(R) MUNICIPAL INCOME FUND
                     MFS(R) MUNICIPAL LIMITED MATURITY FUND
                            MFS(R) NEW DISCOVERY FUND
                            MFS(R) NEW ENDEAVOR FUND
                            MFS(R) RESEARCH BOND FUND
                           MFS(R) RESEARCH BOND FUND J
                              MFS(R) RESEARCH FUND
                       MFS(R) RESEARCH INTERNATIONAL FUND
                          MFS(R) STRATEGIC GROWTH FUND
                          MFS(R) STRATEGIC INCOME FUND
                           MFS(R) STRATEGIC VALUE FUND
                             MFS(R) TECHNOLOGY FUND
                            MFS(R) TOTAL RETURN FUND
                        MFS(R) UNION STANDARD EQUITY FUND
                              MFS(R) UTILITIES FUND
                                MFS(R) VALUE FUND
                          MFS(R) MUNICIPAL STATE FUNDS:
                         AL, AR, CA, FL, GA, MD, MA, MS,
                           NY, NC, PA, SC, TN, VA, WV

           Supplement to Statement of Additional Information - Part II



Effective immediately, the section entitled "Disclosure of Portfolio Holdings" is restated as follows:

The fund has established a policy governing the disclosure of a fund's portfolio holdings which is designed to protect the confidentially of the fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The fund's Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS' general counsel or a senior member of the MFS legal department acting under the supervision of MFS' general counsel (an "Authorized Person").

Neither MFS nor the fund will receive any compensation or other consideration in connection with its disclosure of fund portfolio holdings.

Public Disclosure of Portfolio Holdings. In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, a fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS may reasonably determine.

The following information is generally available to you on the MFS Web site (mfs.com):

Information                            Approximate Date of Posting to Web Site
----------------------------------     -----------------------------------------
--------------------------------------------------------------------------------

Fund's top 10 securities holdings                       14 days after month end
         as of each month's end
Fund's full securities holdings                         29 days after month end
         as of each month's end

Note that the funds or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Not all registered investment companies that are advised by MFS publicly disclose portfolio holdings in the form or on the schedule described above and registered investment companies that are sub-advised by MFS or its affiliates may be subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have access to their portfolio holdings, and prospective clients have access to representative portfolio holdings. These clients and prospective clients are not subject to the fund's portfolio holdings disclosure policies. Some of these registered investment companies, sub-advised funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar or identical investment objectives and strategies to certain funds. They therefore have potentially substantially similar, and in certain cases nearly identical, portfolio holdings as those funds.

A fund's portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site), or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings. A fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will seek to monitor a recipient's use of non-public portfolio holdings provided under these agreements and, when appropriate, use its best efforts to enforce the terms of these agreements. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a fund's shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the fund, on the other, the Authorized Person must inform MFS' conflicts officer of such potential conflict, and MFS' conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the fund's Independent Chief Compliance Officer and the Board of Trustees of the fund. MFS also reports to the Board of Trustees of the fund regarding the disclosure of information regarding the fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

     o    Employees  of  MFS  or  MFD  (collectively  "fund  representatives  ")
          disclose   non-public   portfolio  holdings  in  connection  with  the
          day-to-day operations and management of the fund. Full portfolio holdings are disclosed to a fund's custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a fund's pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with fund operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a fund in the voting of proxies or in connection with litigation relating to fund portfolio holdings. In connection with managing the funds, MFS may use analytical systems provided by third parties who may have access to fund portfolio holdings.

     o Non-public portfolio holdings may be disclosed in connection with in-kind purchases and redemptions of fund shares and in other circumstances not described above subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, fund Representatives may disclose fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

     o Fund Representatives may provide oral or written information ("portfolio commentary") about a fund, including, but not limited to, how the fund's investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to fund performance. Fund Representatives may also express their views orally or in writing on one or more of a fund's portfolio holdings or may state that a fund has recently purchased or sold one or more holdings.

     o Fund Representatives may also provide oral or written information ("statistical information") about various financial characteristics of a fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the fund, persons considering investing in the fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available. With authorization from an Authorized Person, fund Representatives may disclose non-public fund portfolio holdings to the recipients identified on Appendix H of this Part II, or permit the recipients identified on Appendix H of this Part II to have access to non-public fund portfolio holdings, on an on-going basis.

This list of recipients on Appendix H is current as of December 19, 2005, and any additions, modifications, or deletions to this list that have occurred since December 19, 2005, are not reflected. The portfolio holdings of the fund which are provided to these recipients, or to which these recipients have access, may be the funds' current portfolio holdings. As a condition to receiving or being provided access to non-public fund portfolio holdings, the recipients listed in Appendix H must agree, or have a duty, to maintain this information in confidence.

Effective immediately, the section entitled "Determination of Net Asset Value" is restated as follows:

The net asset value per share of each class of the Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time) (the "valuation time") by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a fund's net asset value the next business day after such change.

Money Market Funds

Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; calculating net asset value by using available market quotations; and such other measures as the Trustees may deem appropriate.

Non-Money Market Funds

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded.

Debt instruments (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as reported by an independent pricing service. Values of debt instruments obtained from pricing services can utilize both dealer-supplied valuations and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Short-term instruments with a maturity at issuance of 397 days or less are generally valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. For exchange-traded options in which there were no sales reported that day, exchange-traded options are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at a broker-dealer bid quotation. Foreign currency options are generally valued using an external pricing model that uses market data from an independent source.

Futures contracts are generally valued at last posted settlement price as reported by an independent pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as reported by an independent pricing service on the market on which they are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods.

Swaps are generally valued at a broker-dealer bid quotation.

Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service.

Effective May 1, 2006, the section entitled "Letter of Intent" is restated as follows:

Letter of Intent -- If a shareholder (other than a group purchaser described below under "Group Purchases") commits to invest a specific dollar amount of Class A or Class 529A shares of the Fund alone or in combination with shares of any class of MFS Funds or MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or for Class A shares, a 36-month period in the case of purchases of $1 million or more), the shareholder may obtain Class A or Class 529A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Account Application. Subject to acceptance by MFD and the conditions mentioned below, each LOI purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

       Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to the shareholder's order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

     If the intended investment is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to satisfy the higher initial sales charge level for the amount initially purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

Effective May 1, 2006, the section entitled "Subsequent Investment by Telephone" is restated as follows:

Subsequent Investment by Telephone -- Except with respect to R shares, each shareholder may purchase additional shares of any MFS Fund by telephoning MFSC toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by MFSC on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. MFSC will request personal or other information from the caller, and will generally also record calls. You may elect this privilege on your account application if you wish to use telephone transactions. If you have elected this privilege, you will be liable for any losses resulting from unauthorized telephone transactions unless MFSC does not follow reasonable procedures designed to verify the identity of the caller. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

Effective May 1, 2006, the section entitled "Reinstatement Privilege" is restated as follows:

Reinstatement Privilege -- For shares redeemed on or before April 30, 2006, shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and holders of Class A or Class 529A shares of MFS Cash Reserve Fund in the case where shares of such funds are acquired through direct purchase or reinvested dividends) have a one-time right to reinvest the redemption proceeds in any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) within 90 days of the redemption. Effective for shares redeemed on or after May 1, 2006, the reinstatement privilege is eliminated.

In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A or Class 529A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within 90 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.

Effective May 1, 2006, Category B "Other Plan Waivers" under Category 1 of Appendix A is replaced in its entirety with the following:

----------------------------------------------------------------- -------------------------------------------
                                                                             Sales Charge Waived*
----------------------------------------------------------------- -------------------------------------------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
                                                                  Class A    Class A    Class B    Class C
                                                                  FESL       CDSC       CDSC       CDSC
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
1.  WAIVERS FOR PLANS FOR WHICH MFS (OR ONE OF ITS AFFILIATES)
    IS RESPONSIBLE FOR PROVIDING PARTICIPANT RECORDKEEPING
    SERVICES ("MFS SERVICED PLANS")

----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    B. Other Plan Waivers
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    o All MFS Serviced Plans.                                     |X|                              |X|
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    o Transfers due to the eligibility of a MFS Serviced Plan     |X|          |X|         |X|     |X|
      to move its investment into a new share class under certain eligibility criteria established from time to time by MFD (sales charges waived may vary depending upon the criteria established by MFD).
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    o Transfer to rollover MFS Prototype IRA from an MFS |X| |X| Serviced Plan.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    o Reinvestment of Redemption Proceeds from Class B Shares     |X|          |X|

->       Shares  acquired  by a  retirement  plan whose  account
          application  was  received by MFD on or prior to March
          30, 2001 where the purchase  represents  the immediate
          reinvestment  of proceeds  from the plan's  redemption
          of its  Class B shares  of the MFS  Funds and is equal
          to or exceeds  $500,000,  either alone or in aggregate
          with the current  market value of the plan's  existing
          Class A shares; or
->       Shares  acquired  by a  retirement  plan whose  account
          application  was  received by MFD on or after April 2,
          2001 and before  December  31, 2002 where the purchase
          represents  the  immediate  reinvestment  of  proceeds
          from the  plan's  redemption  of its Class B shares of
          the MFS Funds and is equal to or  exceeds  $1,000,000,
          either  alone  or in  aggregate  with  current  market
          value of the plan's existing Class A shares.
----------------------------------------------------------------- ---------- ---------- ---------- ----------

Effective May 1, 2006, Category B "Affiliates of an MFS Fund/Certain Financial Advisors" under Category 5 of Appendix A is replaced in its entirety with the following:

----------------------------------------------------------------- -------------------------------------------
                                                                             Sales Charge Waived*
----------------------------------------------------------------- -------------------------------------------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
                                                                  Class A    Class A    Class B    Class C
                                                                  FESL       CDSC       CDSC       CDSC
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
5.       OTHER WAIVERS
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
    B.Affiliates of an MFS Fund/Certain Financial Advisors
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o     Shares acquired by officers, eligible directors,            |X|          |X|         |X|     |X|
      employees (including former employees) and agents of MFS, Sun Life or any of their subsidiary companies.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o     Shares acquired by trustees and retired trustees of         |X|          |X|         |X|     |X|
      any investment company for which MFD serves as distributor.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o        Shares  acquired  by  employees,  directors,  partners,  |X|          |X|         |X|     |X|
      officers and trustees of any subadviser to any MFS Fund.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o        Shares  acquired by certain  family members of any such  |X|          |X|         |X|     |X|
      individual  identified  above and their  spouses (or legal
      equivalent   under  applicable  state  law),  and  certain
      trusts, pension,  profit-sharing or other retirement plans for the sole benefit of such persons,  provided the shares are not  resold  except to the MFS Fund  which  issued the shares.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o        Shares    acquired   by   employees    or    registered  |X|          |X|         |X|     |X|
      representatives (including former employees) of financial intermediaries or an employee's spouse (or legal equivalent under applicable state law)
      or employee's children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses or domestic partners, and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.
----------------------------------------------------------------- ---------- ---------- ---------- ----------
----------------------------------------------------------------- ---------- ---------- ---------- ----------
o        Shares acquired by institutional  clients of MFS or MFS  |X|          |X|         |X|     |X|
      Institutional Advisors, Inc
----------------------------------------------------------------- ---------- ---------- ---------- ----------


                  The date of this Supplement is April 1, 2006